UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 13, 2008, QuadraMed Corporation (the “Company”) issued a press release announcing earnings and other financial results for its fiscal year ended December 31, 2007 (the “Initial Press Release”). In addition, the Initial Press Release announced that management would review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Thursday, March 13, 2008.

Following the distribution of the Initial Press Release (in which the Company indicated it was continuing to review its deferred tax assets related to its research credits), the Company completed its review, recorded additional deferred tax assets of $3.1 million as of December 31, 2007, and recognized additional income tax benefit of $3.1 million for the three month and twelve month periods ended December 31, 2007 (together the “Additional Income Tax Benefits”); these amounts were not included in the unaudited results announced in the Initial Press Release. In connection with the completion of these actions, the Company issued a press release on March 14, 2008 (the “Updated Press Release”) containing all of the same financial information as was included in the Initial Press Release, but the Updated Press Release was updated throughout to reflect the effects of the Additional Income Tax Benefits; all other information reported in the Initial Press Release remained unchanged. This updated information has also already been reflected in the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 14, 2008.

A copy of the Updated Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference in response to this Item 2.02.

ITEM 8.01	OTHER EVENTS.

On March 13, 2008, the Company sponsored an investment community conference call to discuss its earnings and other financial results for its fiscal year ended December 31, 2007, all as presented in the Initial Press Release.

A copy of the transcript of this conference call is furnished as Exhibit 99.2 and is incorporated herein by reference in response to this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1	QuadraMed Corporation Updated Press Release, dated March 14, 2008.

Exhibit 99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated March 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2008

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Updated Press Release, dated March 14, 2008.

99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated March 13, 2008.

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